TREASURY & REPO FUND

of The Reserve Fund

PROSPECTUS
JULY 29, 2008

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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table of contents

about the fund

Investment Objective	2

Principal Investment Strategies	2

Principal Risks	3

Performance	4

Fees & Expenses	5

Fund Management	7

your account

How to Buy Shares	8

How to Sell Shares	12

Frequent Purchases and Redemptions	16

shareholder services	17

dividends & taxes	20

financial highlights	22

questions?

Shareholders should direct their inquiries to the firm from which they received this Prospectus or to The Reserve.

The Reserve
1250 Broadway
New York, NY 10001-3701
800-637-1700 (telephone)
212-401-5930 (facsimile)
customerservice@TheR.com
or visit our website at www.TheR.com

It Pays to Keep Money in Reserve®

about the fund

Investment Objective

The investment objective of the Treasury & Repo Fund (the "Fund") is to seek as high a level of current income as is consistent with the preservation of capital and liquidity.

The investment objective of the Fund is a fundamental investment policy and may only be changed by obtaining shareholder approval.

Principal Investment Strategies

The Fund is a money market fund, designed as a convenient alternative to the direct investment of temporary cash balances in short-term instruments. The Fund seeks to employ idle cash at yields competitive with yields of other comparable short-term investments, and to reduce or eliminate the mechanical problems of direct investment, such as scheduling maturities and reinvestment, evaluating the credit of issuers, investing in round lots, and safeguarding the receipt and delivery of securities.

The Fund will invest 80% of the Fund's net assets (plus any borrowings for investment purposes) in U.S. Treasury securities and repurchase agreements fully collateralized by such investments.

The Fund invests only in short-term securities and seeks to maintain a stable $1.00 share price.

t  Short-term securities – securities with maturities of not more than 762 days (25 months) for securities issued or guaranteed by the U.S. Government, as to principal and interest, and 397 days (13 months) for other securities.

The investment adviser to the Fund monitors a range of economic and financial factors. Based on this analysis, the assets of the Fund are invested in a mix of U.S. dollar-denominated money market securities that are intended to provide as high a yield as possible without violating the Fund's credit quality and maturity policies or jeopardizing the stability of its share price. The average maturity of the Fund's securities portfolio will not be more than 90 days.

t  Money market securities – short-term securities that conform to the duration and credit quality standards of Rule 2a-7 under the Investment Company Act of 1940, as amended.

The Fund seeks to attain its objective by investing exclusively in repurchase agreements and in securities backed by the full faith and credit of the U.S. government which provide interest income exempt from state and local personal income taxes in most states.

t  Full faith and credit – The strongest credit backing offered by the U.S. government and the highest degree of safety with respect to the payment of principal and interest.

about the fund

t  Repurchase agreements (REPOs) – Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. This results in a fixed rate of return insulated from market fluctuations during such period.

Repurchase Agreements. The Fund may invest in repurchase agreements but will limit them to those banks and securities dealers who are deemed creditworthy pursuant to guidelines adopted by the Trustees. The Fund will limit its investments in repurchase agreements to those whose underlying obligations are backed by the full faith and credit of the U.S. government. Securities subject to repurchase agreements will be segregated and will be monitored to ensure that the market value of the securities plus any accrued interest will at least equal the repurchase price.

Credit Quality. The Fund may invest in securities rated in one of the two highest short-term ratings, generally by two of the nationally recognized statistical rating organizations.

Maturity. The average maturity of the Fund's securities portfolio will not be more than 90 days. In addition, the Fund will not purchase securities with maturities of more than 762 days (25 months) for securities issued or guaranteed by the U.S. government, as to principal and interest, or 397 days (13 months) for other securities. The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including floating or variable rate demand bonds for which there is no secondary market if the demand feature on such municipal obligations requires more than seven (7) days' notice.

Disclosure of Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information.

Principal Risks

The Fund is a money market mutual fund that seeks to maintain a $1.00 price per share. An investment in the Fund is not insured or guaranteed by the U.S. government, FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The value of the Fund's net assets may change based on changes in market, economic, political and financial developments. The following factors could reduce the income or capital gains received on the Fund's portfolio and therefore the Fund's yield:

•  Interest Rate Risk. Most of the Fund's performance depends on interest rates, and when interest rates fall, the Fund's yield will typically fall as well. When interest rates go up, the value of an investment in debt securities generally goes down. When interest rates are rising, the value of long-term debt securities generally goes down more than the value of the short-term securities in which the Fund invests. In addition, as investments mature, the proceeds may be reinvested at rates that are lower than levels previously earned.

about the fund

•  Credit Quality Risk. Overall, a decline in the credit quality of an issuer, or of the provider of a credit support or maturity-shortening structure for a security, can cause the value of a money market security to decrease.

•  Returns. Because money market funds may only invest in securities with a lower level of risk, over time they may produce lower returns than investments in stocks or bonds, which entail higher levels of risk.

•  Suitability. Different investors have different investment goals. Investments in money market funds provide greater security and liquidity than other types of investments but do not usually offer as high a rate of return. The Fund is not intended to be a balanced investment program. It is intended to provide professional management for your cash and a convenient way to gain interest income as part of a diversified portfolio.

The Fund is also subject to the risks associated with the types of securities held:

•  Repurchase Agreement Risk. Repurchase agreements involve the risk that the other party may default on its obligations, which may cause delays, losses and restrictions on the Fund's ability to dispose of the underlying securities.

•  Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the risk that the market value of the securities may be lower than the price at which the Fund has agreed to repurchase them, or that the other party may fail to return the securities at the agreed time. If the Fund is not able to recover the securities and the value of the collateral held by the Fund is less than the value of the securities, the Fund may experience a loss.

Performance

No performance information is included since the Fund does not have annual returns for at least one calendar year prior to the date of this Prospectus.

For the Fund's current yield, call toll-free 800-637-1700 or visit our website at www.TheR.com.

about the fund

Fees & Expenses

The Fund offers several different classes of shares with different minimum investment requirements and different services. Class Institutional, Liquidity Class I, Liquidity Class II, Liquidity Class III, Liquidity Class IV and Liquidity Class V, which are designed for institutional investors, have higher minimum investments and fewer services than Class Treasurer's Trust, Investor Class I, Investor Class II, Investor Class III and Class R, which are designed for individual investors. Some classes are available only through certain financial intermediaries. You may pay the fees and expenses, described in the table below, if you buy and hold the indicated classes of the Fund shares. The Fund is a no-load fund, meaning that there are no sales charges (loads) or exchange fees associated with an investment in any Fund.

Treasury & Repo Fund

Shareholder Fees
(Fees paid directly from your investment)	Class R	Investor Class III	Investor Class II	Investor Class I	Class Treasurer's Trust	Liquidity Class V
Shareholder Transaction Fees*	None	None	None	None	None	None
Redemption Fees*	None	None	None	None	None	None
Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fee**	0.81%	0.76%	0.56%	0.51%	0.61%	0.46%
Distribution and Service (12b-1 fee)	0.25%	0.25%	0.25%	0.25%	None	None
Other Expenses†	None	None	None	None	None	None
Total Annual Fund Operating Expenses	1.06%	1.01%	0.81%	0.76%	0.61%	0.46%

Shareholder Fees
(Fees paid directly from your investment)	Liquidity Class IV	Liquidity Class III	Liquidity Class II	Liquidity Class I	Class Institutional
Shareholder Transaction Fees*	None	None	None	None	None
Redemption Fees*	None	None	None	None	None
Annual Fund Operating Expenses
(Expenses that are deducted from Fund assets)
Management Fee**	0.36%	0.26%	0.21%	0.16%	0.13%
Distribution and Service (12b-1 fee)	None	None	None	None	None
Other Expenses†	None	None	None	None	None
Total Annual Fund Operating Expenses	0.36%	0.26%	0.21%	0.16%	0.13%

about the fund

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The expenses would be the same whether you redeemed your shares at the end of each period or not.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Treasury & Repo Fund	One Year	Three Year
Class Institutional	$13.33	$41.95
Liquidity Class I	$16.40	$51.62
Liquidity Class II	$21.53	$67.71
Liquidity Class III	$26.65	$83.79
Liquidity Class IV	$36.90	$115.91
Liquidity Class V	$47.15	$147.95
Class Treasurer's Trust	$62.53	$195.90
Investor Class I	$77.90	$243.70
Investor Class II	$83.03	$259.61
Investor Class III	$103.53	$323.05
Class R	$108.65	$338.87

*  The Fund may charge the following fees to a limited number of shareholders depending on their particular circumstance or special services requested or provided: A monthly "Low Balance Fee" (currently $15) may be imposed on accounts (other than IRA accounts) with a monthly average account balance of less than $100,000 for Class Institutional, Liquidity Class I, Liquidity Class II, Liquidity Class III, Liquidity Class IV, Liquidity Class V, Investor Class I and Investor Class II; less than $10,000 for Investor Class III; and less than $1,000 for Class Treasurer's Trust and Class R, in which no shareholder activity has occurred for the past 12 consecutive months. A fee of $2 may be charged on redemption checks for less than $100 for Class R and Investor Class II shares and a fee of $100 may be charged on redemption checks for less than $100,000 for shares of all other classes. Wire redemption fees, "stop payment" fees, returned check fees, overdraft fees or other fees for specific extra services may also be charged. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

**  The Fund pays a "Comprehensive Management Fee" that includes the advisory fee, all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses. The Comprehensive Management Fee does not include Other Expenses (see below). The advisory fee of 0.08% of the "Comprehensive Management Fee" is the same for all share classes

†  Other Expenses include interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of The Reserve Fund (the "Trust") to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust's Distribution Plan, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the Trustees who are not "interested persons" of the Adviser as defined in the Investment Company Act of 1940 ("Independent Trustees"), including the fees of the independent counsel of the Independent Trustees. It is estimated that these fees and expenses will be less than 0.005% for the Fund.

about the fund

Fund Management

The Investment Adviser. The investment adviser for the Fund is Reserve Management Company, Inc. ("RMCI"), 1250 Broadway, New York, NY 10001-3701. RMCI has provided investment advice to investment companies within the Reserve family of funds since November 15, 1971. As of June 30, 2008, RMCI had over $88 billion in assets under management. RMCI manages the Fund, subject to policies adopted by the Trustees of the Trust, under the terms of an Investment Management Agreement with the Trust, on behalf of the Fund. The Investment Management Agreement provides that RMCI will furnish continuous investment advisory and other management and administrative services to the Fund. For its services the Fund pays RMCI a comprehensive management fee at an annual rate, based on the average daily net assets of each outstanding class of the Fund's shares, according to the following schedule:

Class R	Investor Class III	Investor Class II	Investor Class I	Class Treasurer's Trust	Liquidity Class V	Liquidity Class IV	Liquidity Class III	Liquidity Class II	Liquidity Class I	Class Institutional
0.81%	0.76%	0.56%	0.51%	0.61%	0.46%	0.36%	0.26%	0.21%	0.16%	0.13%

A discussion regarding the basis for the approval by the Board of Trustees of the Investment Management Agreement will be available in the Fund's Semi-Annual Report to Shareholders for the period ending September 30, 2008.

The Distributor. The Fund's distributor, Resrv Partners, Inc. ("Resrv"), 1250 Broadway, New York, NY 10001, is an affiliate of RMCI. The Trust, on behalf of the Fund, has adopted a Rule 12b-1 Distribution Plan (the "Plan"), in respect to Class R, Investor Class I, Investor Class II and Investor Class III, which allows each of those classes of the Fund to pay fees for the sale and distribution of its shares. The distribution fee is 0.25% per year of each class's average net assets. Since this fee is paid out of the respective class's assets on an on-going basis, over time this fee will increase the cost of your investment in those classes and may cost you more than paying other types of sales charges.

your account

How to Buy Shares

Share Classes. Presently, the Fund offers eleven share classes. Class Institutional, Liquidity Class I, Liquidity Class II, Liquidity Class III, Liquidity Class IV and Liquidity Class V are designed for institutional investors, and Class Treasurer's Trust, Investor Class I, Investor Class II, Investor Class III and Class R are designed for individual investors. You will need to decide on a share class to purchase before making your initial investment. Some classes are available only through certain financial intermediaries. Not all classes are currently available for the Fund. Please contact The Reserve before you invest.

Account Ownership. You will also need to specify whether you wish to open a corporate account, a joint account or an individual account. When an account is registered jointly in the names of two people, either person is entitled to redeem any or all of the shares in the account. The Account Application provides that each party to a joint account will indemnify the Fund for actions taken on the instructions of the other party. The Fund will not be responsible for actions taken by either party with respect to this type of account.

How Fund Shares Are Priced. Investors pay no sales charges to invest in the Fund. The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is the Fund's net asset value (NAV) per share for that class of shares, reduced for any applicable redemption fee. The net asset value per share is calculated by taking the total value of assets of each share class, subtracting its liabilities, and then dividing by the number of shares of that class that are issued and outstanding. The Fund uses the amortized cost method of valuing its securities, which is a standard calculation that does not take into account unrealized gains or losses.

Calculation of Net Asset Value. The Fund's NAV is calculated as of its cut-off time for accepting purchase orders and redemption requests (the "cut-off time"). The cut-off times are 8:30 a.m., 9:00 a.m., and thereafter hourly up to and including 5:00 p.m. Eastern Time. Generally, the NAV is not calculated and purchase and redemption orders are not accepted on days that the New York Stock Exchange ("NYSE") is closed, except for Good Friday. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition, the NAV is not calculated and orders are not accepted on Columbus Day and Veterans Day when banks are closed. The NAV may be calculated and purchase and redemption orders accepted on any such day that the SEC determines it is permissible to do so. No purchase of shares will be modified or cancelled after the cut-off time set for calculating the Fund's NAV. The NAV for each class of the Fund's shares is computed by dividing the value of the net assets of the class by the number of outstanding shares of such class. The valuation of the Fund's portfolio securities is based upon its amortized cost and does not take into account unrealized gains or losses. This method values a security at its cost and thereafter assuming a constant amortization or accretion to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, there may be some periods during which the value of a your account

security determined by the amortized cost method would be higher or lower than the price the Fund would receive if it sold the security.

The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. RMCI will report to the Trustees any deviations of more than 0.25% from the Fund's net asset value calculated using the amortized cost basis. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to new investors or existing shareholders, the Fund will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. The Fund cannot guarantee that its net asset value will remain at $1.00 per share, although the NAV of the Fund has done so since inception.

Minimum Investments. Different classes of the Fund are subject to a different minimum initial investment and minimum subsequent investment. The investment minimums may be reduced or waived in certain circumstances and may be changed by the Fund at any time. The minimum initial investment for each class is:

Share Class	Initial Minimum
Class Institutional	$35 million
Liquidity Class I	$20 million
Liquidity Class II	$15 million
Liquidity Class III	$10 million
Liquidity Class IV	$7 million
Liquidity Class V	$5 million
Class Treasurer's Trust	None*
Investor Class I	$2 million
Investor Class II	$1 million
Investor Class III	$50,000
Class R	None*

  *  $1,000 for an IRA

your account

The minimum subsequent investment for each class is:

Share Class	Subsequent Minimum
Class Institutional	$2.5 million
Liquidity Class I	$1 million
Liquidity Class II	$500,000
Liquidity Class III	None
Liquidity Class IV	None
Liquidity Class V	None
Class Treasurer's Trust	None*
Investor Class I	None
Investor Class II	None
Investor Class III	None
Class R	None*

  *  $250 for an IRA

Payment for Shares. All share purchases must be paid for in U.S. dollars. Foreign or travelers checks, cash, money orders, credit cards, credit card convenience checks, "starter" checks, or post-dated checks will not be accepted. In addition, in order to protect the Fund from check fraud, checks payable to third parties will not be accepted. An initial direct purchase must be accompanied by an Account Application. We are required by law to verify your identity. If the required information is not provided on your Account Application or cannot be verified, we may not be able to open an account or may close an account at any time.

•  By check – You may purchase shares with a check drawn on a U.S. bank, payable to the Reserve Treasury & Repo Fund or payable to and endorsed by the accountholder. You must include your account number (or Taxpayer Identification Number) on your check. A fee (currently $15) will be imposed if any check does not clear and the investor may be liable for any portfolio loss and costs the Fund incurs due to the returned check. Checks may be mailed or delivered to The Reserve, 1250 Broadway, New York, NY 10001-3701.

•  By federal wire – Please call The Reserve at 800-637-1700, between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day, or contact the firm from which you received this Prospectus, for specific instructions for purchasing shares by wire transfer.

Your order will be priced at the Fund's NAV calculated at the next cut-off time, as described above, on the day of receipt if the fund, or an authorized financial intermediary who has a sales agreement with the Fund's distributor, receives your properly completed order before the relevant cut-off time. You will begin earning dividends on the day your payment is received by federal wire. If the Fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your purchase may be cancelled and you could be liable for any losses or fees incurred by the Fund or its transfer agent. If you pay for your account

shares by check, your order will be priced at the NAV calculated on the day the Fund, or an authorized financial intermediary who has a sales agreement with the Fund's distributor, receives your properly completed order and your payment by check before the relevant cut-off time. Share purchases by check begin earning dividends when the check is converted into federal funds (normally the business day after the check is received). Checks and wires which do not correctly identify the account to be credited may be returned or may delay the purchase of shares.

Purchasing Shares with Securities. Subject to the approval of the Trust, shares of the Fund may be purchased with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Fund intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in the same manner as they would be valued for purposes of pricing the Fund's shares if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

Share Certificates. Share certificates are not issued by the Fund.

Joint Ownership. When an account is registered in the name of two people, either person is entitled to redeem shares in the account. The Trust assumes no responsibility to either owner for actions taken by the other with respect to an account so registered. The Account Application provides that persons who register their account jointly indemnify and hold the Trust harmless for actions taken by either party.

Investments Through Third Parties. Investments made through a third party such as a broker-dealer, financial institution or other financial intermediary, rather than directly with the Fund, may be subject to different policies and fees than those described here. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. You should consult a representative of the financial intermediary for more information.

Investments Through the Exchange Privilege. A shareholder may exchange Fund shares for shares of the same class of other Reserve funds, on any day when the Fund's NAV is calculated, by calling 800-637-1700. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). Exchange requests must be received by the Fund's cut-off time in order be effected at the Fund's respective NAV on that day. Exchange requests received after the cut-off time of either fund will be effected on the next day on which the Fund's NAV is calculated.

Exchanges are available by telephone if you completed the "Redemption Instructions" or "Redemptions and Exchanges by Telephone" information on your Account Application to authorize telephone exchanges. Unless such authorization is withheld, the Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Fund may also require the use of a password or other form of your account

personal identification. The Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of shares of one fund for shares of another fund is a taxable event and may result in a gain or loss for federal income tax purposes. The exchange privilege may not be available to clients of some intermediaries, and some intermediaries may impose additional or different conditions on exchanges by their clients.

You should carefully read the current Prospectus of the fund into which you would like to exchange. There is currently no fee for exchanges among funds in the Reserve family of funds. The Fund may change or discontinue the exchange privilege at any time.

Right to Refuse Purchases and Exchanges. The Fund reserves the right to refuse any purchase or exchange request for any reason. The Fund will provide notification of such a rejection or cancellation generally within one business day of the placement of the order. Any limitation on a shareholder's ability to exchange shares will not affect such shareholder's ability to redeem his or her shares.

Anti-Money Laundering Requirements. The Fund is subject to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 (the "Patriot Act"). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund's policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

How to Sell Shares

You may redeem your shares on any day that the Fund's NAV is calculated. Shares will be redeemed at the next NAV determined after a redemption request, by telephone or in writing, is received by the Fund, or by an authorized financial intermediary. Redemption requests received after the cut-off time for the calculation of the Fund's final NAV on any day will be redeemed at the net asset value calculated on the next business day. Proceeds from a redemption request will be transmitted to a shareholder by no later than the next business day after the receipt of the redemption request in good order. Shares do not earn dividends on the day a redemption is processed, regardless of the time the order is received.

your account

Redemption proceeds can be paid by check, ACH or wire transfer. When redeeming recently purchased shares, please be aware that if the Fund has not yet collected payment for the shares you are selling, it will delay sending the proceeds until it has collected payment (usually not more than ten business days). The Fund may suspend the redemption of shares if trading is restricted on the NYSE, if an emergency is declared by the SEC or if otherwise permitted by SEC order.

A service fee of $2 may be charged on redemption checks for less than $100 for Class R and Investor Class II shares and a fee of $100 may be charged on redemption checks for less than $100,000 for shares of all other classes.

A wire redemption fee may be charged according to the following schedule. Service fees may be waived under certain conditions.

Class	Fee	On Amounts Less Than
Class Institutional	$10	$750,000
Liquidity Class I	$100	$500,000
Liquidity Class II	$100	$100,000
Liquidity Class III	$100	$100,000
Liquidity Class IV	$100	$100,000
Liquidity Class V	$100	$100,000
Class Treasurer's Trust	$100	$100,000
Investor Class I	$100	$100,000
Investor Class II	$10	$10,000
Investor Class III	$100	$100,000
Class R	$10	$10,000

The Fund assumes no responsibility for delays in the receipt of wired or mailed payments. The Fund's NAV is not calculated and redemption requests are not accepted on days the Federal Reserve is closed.

Telephone Requests. If you completed the "Redemptions and Exchanges by Telephone" or "Redemption Instructions" information on your Account Application, you may redeem your shares by calling the Fund at 800-637-1700. Telephone redemptions will be sent to the bank or brokerage account designated on the shareholder's Account Application. To change your designated brokerage or bank account, contact the firm through which you purchased your Fund shares, or, if you purchased your shares directly from the Fund, send a written request to the Fund with a medallion signature guarantee. Telephone redemptions may also be sent to your home address provided that the Fund's records do not indicate that it has been changed within thirty (30) days of such redemption request. The Fund reserves the right to record telephone calls and to refuse a telephone redemption if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. Unless you did not sign up for telephone privileges or the Fund your account

fails to take reasonable measures to verify the request, the Fund will not be liable for any unauthorized telephone redemption, or for any loss, cost or expense for acting upon telephone instructions.

Written Requests. When making a redemption request in writing, please include your account number, the Fund name, either the dollar amount or the number of shares you want to redeem, where the proceeds are to be sent or deposited, whether the redemption is to be made by check or by wire transfer and the name(s) and signature(s) of all accountholders. A medallion signature guarantee will also be required for the types of redemptions listed below. If you are redeeming shares held in an Individual Retirement Account (IRA), please call the Fund for information regarding the applicable withholding requirements.

Medallion Signature Guarantees. The following types of redemptions require written instructions and a medallion signature guarantee:

•  the redemption is for more than $10,000 and the redemption proceeds are not being sent to the designated bank or brokerage account; or

•  the account address has been changed within the past 30 days; or

•  the redemption proceeds are to be sent to someone other than the account owner at the address of record.

Medallion signature guarantees are designed to protect both you and the Fund from fraud and reduce the risk of loss. A medallion signature guarantee can be obtained from most banks, credit unions or savings associations, or from broker-dealers, national securities exchanges or clearing agencies deemed eligible by the SEC. Notaries cannot provide medallion signature guarantees. Joint account owners need only provide a medallion signature guarantee for one of the account's registered owners.

Redemptions Through Third Parties. If you purchased or hold your Fund shares through a financial intermediary, you should contact a representative of the financial intermediary for information about selling your shares. Redemptions through a financial intermediary may involve that firm's own redemption minimums, services fees, or other requirements, which may be different from those described here. Under certain circumstances, the Fund may assist a third party in the collection of any such fees.

Redemptions Through the Exchange Privilege. A shareholder may exchange Fund shares for shares of the same class of other Reserve funds, on any day when the Fund's NAV is calculated, by calling 800-637-1700. Any new account established through an exchange will have the same privileges as the original account (provided such privileges are available). Exchange requests must be received by each fund's cut-off time in order to be effected at the two funds' respective NAVs on that day. Exchange requests received after the cut-off time of either fund will be effected on the next day on which the Fund's NAV is calculated.

your account

Exchanges are available by telephone if you completed the "Redemption Instructions" or "Redemptions and Exchanges by Telephone" information on your Account Application to authorize telephone exchanges. Unless such authorization is withheld, the Fund will honor any telephone requests that the Fund deems to be valid. To reduce the risk of unauthorized or fraudulent instructions, all telephone exchange requests will be recorded. The Fund may also require the use of a password or other form of personal identification. The Fund may refuse a telephone exchange if it reasonably believes that the instructions are not genuine or if there appear to be other irregularities regarding the request. During periods of volatile economic and market conditions, a shareholder may have difficulty making an exchange request by telephone, in which case an exchange request would have to be made in writing.

Exchanges of the shares of one fund for the shares of another fund is a taxable event and may result in a gain or loss for federal income tax purposes. The exchange privilege may not be available to clients of some Intermediaries, and some Intermediaries may impose additional or different conditions on exchanges by their clients.

You should carefully read the Prospectus of the fund into which you would like to exchange. There is currently no fee for exchanges among funds in the Reserve family of funds. The Fund may change or discontinue the exchange privilege at any time.

Redemptions In Kind. If the amount of a redemption request is large enough to affect the Fund's operations (for example, if the request is greater than the lesser of $250,000 or 1% of the Fund's net asset value), the Fund reserves the right to make payment in liquid portfolio securities rather than in cash ("redemption in kind"), without notice. In the event that a shareholder received an in-kind redemption of liquid portfolio securities of the Fund, it would be the responsibility of the shareholder to dispose of the securities and he or she may incur transaction expenses in converting the securities received into cash, as well as incur taxes on any capital gains from the sale as with any redemption. In addition, a shareholder would bear any market risk that the value of the securities would decline prior to their sale by a shareholder.

Minimum Balance Requirement. Because of the expenses of maintaining shareholder accounts, if your account, other than an IRA, has an average monthly account balance of less than $100,000 for Class Institutional, Liquidity Class I, Liquidity Class II, Liquidity Class III, Liquidity Class IV, Liquidity Class V, Investor Class I and Investor Class II, less than $10,000 for Investor Class III or less than $1,000 for Class R and Class Treasurer's Trust, and there has been no shareholder activity in the account for the past 12 months, the Fund may, after 30 days notice, charge a monthly Low Balance Fee (currently $15) or may redeem your shares and close the account. No account will be charged a fee or closed if the decline in balance is due to a decrease in share price. Some financial intermediaries may establish different minimum balances and fee amounts.

your account

Frequent Purchases and Redemptions

The Fund is designed as an investment vehicle for short-term cash management and is intended to provide liquidity to shareholders. Some investors may seek to take advantage of a short-term disparity between the Fund's yield and current market yields, which may have the effect of reducing the Fund's yield. Furthermore, frequent purchases and sales of Fund shares by investors may increase fund expenses and necessitate changes in portfolio management strategies that could affect performance. However, money market funds, such as the Fund, are not typically the target of abusive trading practices because money market funds seek to maintain a stable $1.00 share price and do not typically fluctuate in value based an market prices. RMCI does not monitor or limit short-term trading activity in the Fund regardless of frequency. Accordingly, the Board has not approved any policies and procedures designed to limit this activity. However, purchases or sales of shares of the Fund, and exchanges between funds in the Reserve family of funds, should not be used to exploit short-term swings in the market, and the Fund reserves the right to and may reject or cancel a purchase or exchange order for any reason, including if, in RMCI's opinion, there appears to be a pattern of excessive trading by an investor in other funds in the Reserve family of funds. The Fund or an authorized financial intermediary will provide notification of such a rejection or cancellation within one business day of the placement of the order. The Fund may not be able to determine that a specific purchase, sale or exchange is short-term or excessive, particularly with respect to orders made through omnibus accounts or retirement plans, and may not be able to reject all such orders, although it is the Fund's intention to do so. Any limitation on a shareholder's ability to exchange shares will not affect such shareholder's ability to redeem his or her shares.

shareholder services

Shareholder Services

The Fund offers a variety of shareholder services to make it more convenient to manage your account and to provide options to expand your investment opportunities. For more information on any of the following services, please call us at 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day or visit our website at www.TheR.com. The following shareholder services are available to investors who hold their shares directly through The Reserve. These services may not be available through financial intermediaries, who may offer different services. If you are purchasing or if you hold your Fund shares through a financial intermediary, please consult a representative of the intermediary regarding what shareholder services are available.

Reserve Easy Access.SM Easy Access is The Reserve's 24-hour toll-free telephone service that lets shareholders use a touch-tone phone for a variety of options, which include obtaining yields, account balances and check reorders. To use it, call 800-637-1700 and follow the instructions.

Reserve Online Access.SM You may access your account activity for the previous six months, current price information and other information through Online Access at www.TheR.com. You must call The Reserve at 800-637-1700 to activate Online Access.

The Reserve Online Trader.SM The Reserve's proprietary institutional cash trading system is designed to simplify clients' liquidity and cash management needs by affording them the ability to purchase or redeem shares of The Reserve's money market and "Cash Plus" products online. In doing so, clients can instantly transfer money between accounts, view account histories, enter trades with real-time trade execution during normal business hours, and catalog trading activity with auto e-mail trade confirmations. More information, including an online demo, can be found at https://online.TheR.com/institution.

Shareholder Communications. An account statement is sent to each shareholder at least quarterly. Shareholders are advised to retain all account statements. Shareholders have a duty to examine their account statements and report any discrepancies to the Fund immediately. Failure to do so could result in the shareholder suffering a loss.

Additionally, shareholders receive an Annual Report, containing audited financial statements, and an unaudited Semi-Annual Report. Duplicate copies of shareholder communications, such as the Prospectus, Annual Report, and Semi-Annual Report, will not be sent to related accounts at a common address unless we receive instructions to the contrary from you. Shareholders who are clients of some Intermediaries will receive an account statement combining transactions in Fund shares with account statements covering other brokerage or mutual fund accounts. If you would like to receive additional copies of these materials, please contact the Fund or the financial intermediary through which you purchased your Fund shares.

Special Services. The Fund may charge shareholder accounts for specific costs incurred in processing certain shareholder requests including, but not limited to,

shareholder services

providing copies of shareholder checks and account statements from past periods, stop payment orders and providing special research services.

Stop Payments. The Fund will honor stop payment requests on unpaid shareholder checks provided that it is advised of the correct check number, payee, check amount and date. Stop payment requests received by the Fund by the cut-off time will be effective the next business day. Oral stop payment requests are effective for fourteen (14) calendar days, at which time they will be cancelled unless confirmed in writing.

Written stop payment requests will remain in effect for one year. A fee will be charged for this service.

The following services are available only to investors in Class Treasurer's Trust, Investor Class I, Investor Class II, Investor Class III, and Class R:

Reserve Automatic Asset-Builder Plan.SM The Asset Builder Plan enables you to make automatic share purchases by having a fixed dollar amount ($25 minimum) transferred into your Reserve account on a regular basis from a checking, NOW, or bank money market deposit account or from a U.S. government distribution such as social security, a federal salary, certain veterans' benefits, or other regular payments from the federal government. You may also purchase shares automatically by arranging for all or a specified amount of your salary to be deposited directly into your Reserve account.

Reserve Automatic Transfer Plan.SM With the Automatic Transfer Plan, you may make free automatic transfers from your Fund account to the eligible checking, NOW or bank money market deposit account that you designate. You may choose to have dividends or distributions transferred to your designated account on a monthly basis or to have a specific dollar amount transferred to your designated account on a monthly, quarterly or annual basis. There is a $25 minimum for these transfers. You may also have amounts transferred to your designated account from telephone redemptions of $100 and over. To be eligible for these services, you must have an account with a balance of at least $5,000 and submit an Automatic Transfer Plan application to the Fund.

Reserve Cash Performance Account.® The Reserve Cash Performance Account® (Reserve CPA®) offers a comprehensive package of services, including unlimited, no-minimum checking, and detailed monthly statements. A Visa Gold Check Card (with ATM access) and the Reserve Airline Rewards Program are available for an annual fee. There is no monthly fee, but a $1,000 minimum is required to open a Reserve CPA account.

Reserve Cash Performance Plus. The Reserve CPA "Plus"® (CPA+) offers all of the services included with the Reserve CPA account, plus a year-end summary statement and a free Visa Platinum Check Card (with ATM access). The Reserve Airline Rewards Program is available for an annual fee. There is a monthly fee of $5, and a $5,000 minimum is required to open a CPA+ account.

Reserve eChecking.® Reserve eChecking is another way you can make redemptions from your account through check-writing privileges. Reserve eChecking is an online shareholder services

bill payment service, which provides the ability to pay bills and more with point-and-click convenience. You will be charged a fee, currently $4.95 per month, for unlimited transactions.

Individual Retirement Accounts. Investors may use the Fund as an investment for an Individual Retirement Account (IRA). For more information call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day or visit our website at www.TheR.com for an IRA Account Application.

Reserve eDelivery.SM The Fund offers electronic delivery of this Prospectus and other shareholder communications by eDelivery. In order to receive this service, you must register your account and provide us with a verifiable e-mail address. Please call 800-637-1700 between 8:30 a.m. and 6:00 p.m. Eastern Time on any business day for more information or enroll online at www.TheR.com/ReserveOnline/onlineconsent/. Reserve eDelivery may not be available if you hold your Fund shares through a broker-dealer or other financial intermediary. Contact a representative of the financial intermediary for more information.

Shareholder Service Policies. The Fund's policies concerning the shareholder services are subject to change from time to time. The Fund reserves the right to increase its minimum initial investment amount and to change the minimum account size subject to a Low Balance Fee or involuntary redemption. The Fund further reserves the right to impose service charges for other special services provided to individual shareholders including, but not limited to, fees for returned checks, stop payment orders on checks, and special research services. These fees may be changed or discontinued at any time and may be reduced or waived under certain circumstances.

dividends & taxes

Dividends & Taxes

The following discussion is intended as general information only; it is not a complete analysis of the federal tax implications of an investment in a fund. Because each person's tax situation is unique, you should consult your own tax adviser(s) with regard to the federal, state and local tax consequences of the purchase, ownership, exchange and redemption of Fund shares. If you invest through a tax-deferred account, such as a retirement plan, you generally will not pay tax on dividends and distributions paid by the Fund until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser. The applicable tax laws affecting a Fund and its shareholders are subject to change, including retroactive change.

The Fund declares dividend distributions daily and pays them monthly. The dividend distribution will include the net investment income and could at times include amounts of realized short-term capital gains, if any, on securities holdings and other Fund assets. The Fund anticipates that most of its dividends will consist of ordinary income, and that capital gains, if any, will be primarily short-term capital gains. Over the course of the year, substantially all of the Fund's net investment income and net short-term capital gains will be declared as dividends. Net realized long-term capital gains, if any, will be distributed by the Fund at least annually.

Distributions of any long-term capital gains earned by the Fund will be taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.

All distributions are paid in the form of additional shares, unless you have requested that they be distributed to you in cash. This request may be made on your initial Account Application or by writing to the Fund. Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional Fund shares.

If you redeem Fund shares or exchange them for shares of another fund, you generally will be treated as having sold your shares and may recognize gain or loss on the transaction. Such gain or loss will generally be capital gain or loss, if any, which will be subject to the rules on long-term capital gains and losses to the extent you have held your shares for more than one year. Because the Fund seeks to maintain a stable $1.00 NAV, you are not likely to recognize a gain or loss on the redemption or exchange of shares.

Dividends of the Fund will generally be taxed as ordinary income, although the Fund may also distribute amounts taxable as capital gains.

After the end of each year, the Fund will provide you with information about the dividends and distributions you received. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your dividends, distributions and redemption proceeds. It is the Fund's intention to distribute substantially all of its net investment income. At times a portion of the Fund's daily dividend distribution may come from net realized short-term capital gains or other Fund assets. If, for any distribution, the dividends & taxes

Fund's net investment income and net realized short-term capital gain are less than the amount of the distribution, the differences could result in a return of capital to investors for tax purposes. Net realized long-term capital gains, if any, will be distributed by the Fund at least annually.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the Fund.

financial highlights

Financial Highlights

As the Treasury & Repo Fund did not have any assets as of the fiscal year ending March 31, 2008 no financial information is available as of the date of this Prospectus.

PROTECTING YOUR PRIVACY AT THE RESERVE*

Protecting Customer Information: Keeping your personal information secure is important to us at The Reserve. This Privacy Policy explains how we protect your privacy, when we collect and use information about you in order to administer your account, and the measures we take to safeguard that information.

ALL PERSONAL INFORMATION PROVIDED BY OUR CUSTOMERS IS USED EXCLUSIVELY TO ADMINISTER OUR BUSINESS AND RELATED SERVICES IN A MANNER CONSISTENT WITH ALL APPLICABLE LAWS AND REGULATIONS. IT IS KEPT CONFIDENTIAL AND NOT SOLD TO THIRD PARTIES FOR USE IN MARKETING OR SOLICITATION. WE MAINTAIN YOUR PERSONAL INFORMATION ACCORDING TO STRICT STANDARDS OF SECURITY AND CONFIDENTIALITY.

The Reserve requires that employees with access to confidential information not use or disclose the information except for our internal business use. Only employees who need this information to service your accounts have access to this information. Such employees are trained to safeguard your personal information.

Who Is Covered by Our Privacy Policy: This Privacy Policy applies to all current and former customers of The Reserve. Customers who receive information from The Reserve through the Internet are covered by The Reserve's Internet Security Statement, which is posted on our website at www.TheR.com. The site also contains links to unaffiliated websites. The Reserve is not responsible for the privacy practices or the content of such other websites.

Customers receive our Privacy Policy when they open a new account and annually thereafter. Our current policy is available online at www.TheR.com. You will be notified of any major change to the Privacy Policy.

Types of Information We Collect from Our Customers:

•  Information from applications, incoming phone calls, online registrations or other forms (such as your name, address, e-mail address, social security number and income).

•  Information about your Reserve account, account transactions (e.g., account number, spending and payment history, use of online products and services) and other transactions with The Reserve and others.

•  Information about your creditworthiness, credit history, and information about you obtained from consumer reporting agencies or other companies we work with, and information obtained in connection with our efforts to protect against fraudulent or unauthorized use of your account(s).

•  If you visit our website, we use software to collect anonymous data including browser types, pages visited, date of visit and time spent on our site. With or without cookies, our website keeps track of usage data, such as the source address of a page request, your IP address or domain name, the date and time of the page request, the referring website (if any) and other parameters in the

(i)

URL. We use this data to better understand website usage and to improve our website. The information is stored in log files and is used for aggregated and statistical reporting. This log information is not linked to personally identifiable information gathered elsewhere on the site. Please refer to our Internet Security Statement found on our website at www.TheR.com for more information.

•  If you utilize The Reserve's online services, we retain your user ID and password and information about your use of our website so that we can recognize you as a registered user of a Reserve online service and personalize your online session.

Use of Information: When we collect personal information from you, we will reference this policy or otherwise explain to you how we intend to use the information. We use personal information in ways compatible with the purposes for which we originally requested it. We limit the collection and use of personal information to what is necessary to administer our business. The Reserve shares personal information about you to give you superior customer service, provide convenient access to our services and make a wider range of products available to you. We share this information in the following ways:

•  Legal and Routine Business Reasons. The Reserve may disclose personal information as required by law. We do reserve the right to disclose personal information in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to process and service your account(s), to protect against fraud, to protect the security of our records, to protect our rights or property, or upon your written request. Personal information may be shared with third-party service providers for the sole purpose of performing services for The Reserve. Companies we hire to provide support services must conform to our privacy standards. They are required to keep this information confidential and not use it for any other purpose than to carry out the services they are performing for The Reserve, such as printing statements, checks, etc.

•  Marketing Purposes. We may also share information we have about you, as described above, with third parties hired by The Reserve to market The Reserve products and services exclusively, except for information about customers in The Reserve Cash Sweep program.

•  Sharing Information within The Reserve. The Reserve and its affiliated companies offer a selection of financial products and services. We may share information we have about you, as described above, among these entities. Some of the benefits to you include improved customer service and responsiveness and detection of unusual behavior to help prevent unauthorized transactions or fraud.

Questions: If you have any questions, please call our Institutional Sales Department between the hours of 8:00 a.m. and 5:00 p.m. Eastern Time or send a letter to The Reserve, Attn: Administrative Department, 1250 Broadway, New York, NY 10001-3701.

(ii)

We constantly evaluate our procedures to protect personal information and make every effort to keep your personal information accurate and current. If you identify any error in your personal information or need to change that information, please contact us and we will update our records. If you have any questions, please contact us by e-mail at customerservice@TheR.com or call us at 800-637-1700 and press "0".

Options Relating to Disclosure of Personal Information: We will not contact you regarding additional Reserve products or services, and we will not provide personal information to any third parties for this purpose, if you instruct us not to do so. To give us such instructions, please e-mail us at customerservice@TheR.com or call us at 800-637-1700 and press "0". If you choose this option, we will continue to contact you from time to time to notify you of changes or updates to your account, to our services or to our website.

Ways you can protect your privacy:

Here are some measures to take to help prevent theft of your identity:

•  Do not share your account information, including personal or secret codes or passwords, with others.

•  Never provide confidential information to unknown callers.

•  Protect your account records including all statements and receipts.

•  Use a secure browser when doing business on the Internet, and exit online applications when finished.

If you believe you may be a victim of identity theft, you should:

•  Contact The Reserve customer service immediately.

•  Report the theft to each of these credit reporting agencies: Experian - 888-397-3742; Equifax - 800-525-6285 and TransUnion - 800-680-7289.

•  File a police report in your local jurisdiction; retain the report number and name of the officer with whom you filed the report.

•  Contact the Federal Trade Commission's Identity Theft Hotline at 877-IDTHEFT to file a complaint or go to www.consumer.gov/idtheft.

*  All references in this notice to "The Reserve" or "Reserve" include the Reserve family of funds, Reserve Management Corporation, Reserve Management Company, Inc., or Resrv Partners, Inc., member FINRA.

(iii)

This Prospectus contains the information about the Fund, which a prospective investor should know before investing.

The Statement of Additional Information ("SAI") contains additional and more detailed information about the Fund, and is incorporated by reference into this Prospectus. The Fund's Annual and Semi-Annual Reports will list the Fund's holdings, describe Fund performance, and include other information about the Fund's investments. You may obtain these documents without charge, make inquiries or request other information about the Fund by calling The Reserve toll free at 800-637-1700. You may also download these documents and the SAI from the Fund's website at www.TheR.com or by writing to The Reserve, 1250 Broadway, New York, NY 10001-3701.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the public reference room, call 1-202-551-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investors are advised to read and retain this Prospectus for future reference.

1250 Broadway, New York, NY 10001-3701
212-401-5500

General Information and 24-Hour Yield and Balance Information
800-637-1700 • www.TheR.com

Distributor — Resrv Partners, Inc.
RF/TR 07/08

Investment Company File Number: 811-2033

STATEMENT OF ADDITIONAL INFORMATION

Treasury & Repo Fund

of The Reserve Fund

1250 Broadway, New York, N.Y. 10001-3701

212-401-5500 or 800-637-1700

24-Hour Yield And Balance Information

Nationwide 800-637-1700 - www.TheR.com

The Reserve Fund (the “Trust”) was organized on February 1, 1970 as a Maryland corporation and re-organized on October 28, 1986 as a Massachusetts business trust.  The Trust is an open-end, management investment company, registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”).  This Statement of Additional Information (“SAI”) describes the Trust and the Treasury & Repo Fund, a series of the Trust (the “Fund”).  As of the date of this SAI, the Treasury & Repo Fund is authorized to issue shares in the following classes: Class Institutional, Liquidity Class I, Liquidity Class II, Liquidity Class III, Liquidity Class IV, Liquidity Class V, Class Treasurer’s Trust, Investor Class I, Investor Class II, Investor Class III and Class R.  Additional series and classes may be added by the Board of Trustees (the “Board”) of the Trust without a shareholder vote.

This statement of additional information (“SAI”) is not a prospectus, and should be read in conjunction with the prospectus of the Fund dated July 29, 2008 (the “Prospectus”).  The Prospectus is incorporated by reference into this SAI and this SAI is incorporated by reference into the Prospectus. The Treasury & Repo Fund has not been in operation for more than a calendar year and therefore does not have audited financial statements.

A copy of the Prospectus may be obtained without charge by writing to the Trust at the address shown above or calling Reserve Management Company, Inc., the Fund’s investment adviser (“RMCI” or the “Adviser”), toll free at 800-637-1700.  The SEC maintains a website (http://www.sec.gov) where you can download the SAI, the Prospectus and shareholder reports and other information regarding the Fund.

This SAI is dated July 29, 2008.

SHARES OF THE FUND ARE NEITHER GUARANTEED NOR INSURED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Investment Objective and Policies

The investment objective of the Fund is to seek as high a level of current income as is consistent with preservation of capital and liquidity.  This investment objective is a fundamental policy and may not be changed without the vote of a majority of the outstanding shares of the Fund as defined in the Investment Company Act.  There can be no assurance that the Fund will achieve its investment objective.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fundamental Policies.  The Fund’s investment objective and the following fundamental investment policies may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  A majority of the outstanding shares of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (a “Majority Vote”).  Under the Fund’s fundamental investment policies, the Fund may not:

(1)           borrow money except as a temporary or emergency measure and not in an amount to exceed 5% of the market value of its total assets;

(2)           issue senior securities except in compliance with the Investment Company Act;

(3)           act as an underwriter with respect to the securities of others except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

(4)           invest 25% or more of its total assets in any particular industry or group of industries, except to the extent that its investments may be concentrated exclusively in U.S. government securities and domestic bank obligations or repurchase agreements secured by such obligations;

(5)           purchase, sell or otherwise invest in real estate or commodities or commodity contracts;

(6)           make loans except through loans of portfolio securities (in an amount not to exceed 33 1/3% of the Fund’s total assets, including loan collateral), acquisition of securities consistent with its objective and policies and as otherwise permitted by the Investment Company Act;

(7)           sell any security short or write, sell or purchase any futures contract or put or call option; and

(8)           make investments on a margin basis.

The Fund intends to operate as a diversified investment company.  Under Section 5(b) of the Investment Company Act, a diversified company must have 75% of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of its total assets and to not more than 10% of the outstanding voting securities of such issuer.  Any management company other than a diversified company is defined as a “non-diversified” company pursuant to Section 5(b)(2).

In addition, the Fund intends to comply with the diversification requirements of Rule 2a-7 under the Investment Company Act, which generally limits a money market fund to investing no more than 5% of its total assets in securities of any one issuer, except U.S. government securities, and, if such securities are not First Tier Securities (as defined in the Rule), to not more than 1% of its total assets.  Money market funds are also subject to the credit quality and maturity requirements of Rule 2a-7.  Accordingly, the Fund may invest only in securities with a remaining maturity of 397 days or less for individual securities and must maintain a dollar-weighted average portfolio maturity of 90 days or less.  Accordingly, the Fund may invest only in short term money market obligations, rated in one of the two highest short-term ratings from a nationally recognized statistical rating organization or in the securities of other open-end investment companies with substantially the same investment objective as the Fund. The average maturity of the Fund’s securities portfolio will not be more than 90 days.

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In addition, the Fund will not purchase securities with maturities of more than 762 days (25 months) for securities issued or guaranteed by the U.S. government, as to principal and interest, or 397 days (13 months) for other securities.

The Fund will invest 80% of the Fund’s net assets (plus any borrowings for investment purposes) in U.S. Treasury securities and repurchase agreements fully collateralized by such investments.  This policy is fundamental and may only be changed by obtaining shareholder approval.

The Investment Company Act prohibits open-end funds from issuing “senior securities” other than bank borrowings that have at least 300% asset coverage.  The Fund will not be considered to have issued a “senior security” by entering into reverse repurchase agreements because it will maintain liquid assets in a segregated account having a value equal to the repurchase price, including interest.

Notwithstanding the foregoing investment restrictions, the Fund may invest substantially all of its assets in another open-end investment company with substantially the same investment objective as the Fund.

The Fund may invest its assets without limit in money market funds, including affiliated funds.

As a matter of operating policy, the Fund may not invest in companies for the purposes of exercising management or control.

Money Market Instruments and Investment Strategies

The following section contains more detailed information about the types of instruments in which the Fund may invest, the strategies the Fund may employ, and a summary of the related risks.  A particular type of instrument or strategy will be utilized only when, in the Adviser’s opinion, the utilization will help the Fund achieve its investment objective.

MONEY MARKET INSTRUMENTS

U.S. Treasury Obligations.  The Fund will invest in obligations of or obligations guaranteed by the U.S. Treasury and backed by the full faith and credit of the U.S. government.  Generally, the Treasury & Repo Fund’s assets will be invested in direct obligations of the U.S. Treasury (such as Treasury bills, Treasury notes, and Treasury bonds).  U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury.  These obligations may take the form of (i) obligations from which interest coupons have been stripped; (ii) the interest coupons that are stripped; or (iii) book-entries at a Federal Reserve member bank representing ownership of obligation components.

INVESTMENT STRATEGIES

The Fund may also employ the following investment strategies:

Repurchase Agreements.  The Fund will invest in securities pursuant to repurchase agreements (“REPOs”).  Under such agreements, the Fund purchases and simultaneously contracts to resell securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement.  This results in a fixed rate of return insulated from market fluctuations during such period.  The Fund will limit REPOs to those financial institutions and securities dealers who are deemed credit worthy pursuant to guidelines established by the Fund’s Trustees.  To reduce the risk of incurring a loss on a REPO, the Fund will follow procedures intended to provide that all REPOs are at least 100% collateralized as to principal and interest and marked-to-market daily.  The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement.  The Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book-entry transfer to, the Fund’s account at its custodian.

A REPO may be construed to be a collateralized loan by the purchaser to the seller secured by the securities transferred to the purchaser.  In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.”  Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

REPOs could involve risks in the event of a default of the REPO counterparty to the agreement, including possible delays, losses or restrictions upon the Fund’s ability to dispose of the underlying securities.  In the event of a default by the seller

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under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price.  Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral.  In the event of a default, instead of the contractual fixed rate of return, the rate of return would be dependent upon intervening fluctuations of the market value of the security and the accrued interest on the security.  The Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Reverse Repurchase Agreements.  The Fund will enter into reverse repurchase agreements (“reverse REPOs”) when it is considered advantageous, such as to cover net redemptions or to avoid a premature outright sale of its portfolio securities.  Reverse REPOs involve the sale of money market securities held by the Fund, with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.  In a typical reverse REPO transaction, the seller (Fund) retains the right to receive interest and principal payments on the security, but transfers title and possession of it to a second party in return for receiving a percentage of its value.  During the time a reverse REPO is outstanding, the Fund will maintain a segregated custodial account containing U.S. government or other appropriate liquid securities that have a value equal to the repurchase price.  A reverse REPO involves the risk that the counterparty will fail to return the securities involved in such transactions, in which event the Fund may suffer time delays and incur costs or possible losses in connection with such transactions.  It is the Fund’s policy that entering into a reverse REPO transaction will be for temporary purposes only and, when aggregated with other borrowings, may not exceed 5% of the value of the total assets of the Fund at the time of the transaction.

Investments in Illiquid Securities.  Illiquid securities generally are any securities that cannot be disposed of promptly, in the ordinary course of business, at approximately the amount at which the Fund has valued the instruments.  The Fund may invest in illiquid securities if such investments would not exceed 10% of the Fund’s net assets.  The liquidity of the Fund’s investments is monitored under the supervision and direction of the Fund’s Trustees.  Investments currently considered illiquid include REPOs not maturing within seven days and certain restricted securities.

Borrowing.  The Fund has the authority to borrow money, including through reverse REPO transactions, for extraordinary or emergency purposes but not in an amount exceeding 5% of its total assets.  The Fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash.  Borrowing subjects the Fund to interest costs.  Borrowing could also involve leverage if securities were purchased with the borrowed money.  To avoid this, the Fund will not purchase securities while borrowings are outstanding.  The Fund could suffer a loss in the event that there are losses on investments made with such collateral.  In the event the borrower defaults on its obligations, the Fund could suffer a loss where the market value of securities received as collateral falls below the market value of the borrowed securities.  The Fund could also experience delays and costs in gaining access to the collateral.

The Fund may pledge, hypothecate, or in any manner transfer any security owned by the Fund as security for indebtedness, but only in accordance with the limits discussed above.

Securities Lending Agreements.  The Fund may from time to time lend securities on a short-term basis to banks, broker-dealers (but not individuals) if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Fund’s assets.  The Fund will receive as collateral cash or securities issued by the U.S. government or its agencies or instrumentalities.  Under current regulations, the loan collateral must, on each business day, be at least equal to the value of the loaned securities plus accrued interest.  The Fund receives the income on the loaned securities.  Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral.  Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower.  As a result, the Fund’s yield may increase.  Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for the settlement of securities transactions.  The Fund is obligated to return the collateral to the borrower at the termination of the loan.  The Fund may pay reasonable finders, custodian and administrative fees.  The Fund may employ a third party agent to implement its securities lending program, and the agent will receive a fee from Fund for its services.  Loan arrangements made by the Fund will comply with all applicable regulatory requirements including the rules of the Financial Industry Regulatory Authority (“FINRA”).

The Fund could suffer a loss in the event that there are losses on investments made with such collateral.  In the event the borrower defaults on its obligations, the Fund could suffer a loss where the market value of securities received as collateral falls below the market value of the borrowed securities.  The Fund could also experience delays and costs in gaining access to the collateral.  The Fund will not have the right to vote on securities while they are being lent, but will recall securities on loan in order that these securities may be voted by the Fund if the holders of the securities are asked to vote upon or consent on matters materially affecting the investment.

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Credit Quality.  The SEC has adopted regulations that dictate the credit quality requirements for money market funds.  These require the Fund to invest exclusively in high-quality securities.  Generally, high-quality securities are securities that are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations (“NRSRO”), or by one if only one NRSRO has rated the securities, or, if unrated, securities determined to be of comparable quality by the Adviser pursuant to guidelines adopted by the Trustees. High-quality securities may be “first tier” or “second tier” securities.  First tier securities may be rated within the highest category or determined to be of comparable quality.  Money market fund shares and U.S. government securities are also first tier securities.  Second tier securities generally are rated within the second-highest category.  Should a security’s high-quality rating change after purchase by the Fund, the Adviser would take such action, including no action, determined to be in the best interest of the Fund.

Risks of Investing in the Fund

The principal risk factors associated with an investment in the Fund are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities that comprise the Fund’s assets.

Credit Risk.  This is the risk that the issuer will not make timely payments of principal and interest.  The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds.  This risk is reduced to the extent the Fund limits its debt investments to U.S. Treasury or U.S. government securities.

Interest Rate Risk.  Interest rate risk is the risk that prices of debt securities generally increase when interest rates decline and decrease when interest rates increase.  In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.  The Fund may lose money if interest rates rise sharply in a manner not anticipated by Fund management.

Temporary Defensive Positions.  The Fund will at all times as is practicable be invested in accordance with the investment objective and strategies outlined in the Prospectus and above.  However, from time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies to attempt to respond to adverse market, economic, political or other conditions. In an extreme emergency, the Fund would maintain a large percentage of uninvested cash.  If the Fund adopts a temporary defensive position, the Fund might not be able to attain its objective.

Portfolio Transactions

Portfolio Transaction Fees.  Investment transactions by the Fund are normally principal transactions at net prices.  Therefore the Fund does not normally incur brokerage commissions.  Purchases of securities from underwriters involve a commission or concession paid by the issuer to the underwriter, and after-market transactions with dealers involve a spread between the bid and asked prices.

The Adviser places all orders for the purchase and sale of the Fund’s investment securities, subject to the overall supervision of the officers and the Trustees of the Fund.  In the purchase and sale of investment securities, the Adviser will seek to obtain prompt and reliable execution of orders at favorable prices and yields.  In determining the best net results, the Adviser may take into account a dealer’s operational and financial capabilities, the type of transaction involved, the dealer’s general relationship with the Adviser, and any statistical, research, or other services provided by the dealer to the Adviser.  To the extent such non-price factors are taken into account, the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Fund as determined by the Adviser.  Dealers who execute investment securities transactions may also sell shares of the Fund.  However, any such sales will be neither a qualifying nor disqualifying factor in the selection of dealers.

Disclosure of Portfolio Holdings.  A complete list of the Fund’s portfolio holdings, as of the previous day if available, will be sent via facsimile at no charge by calling 800-637-1700.  This information is available to any person or entity on request. The Fund’s Chief Investment Officer is responsible for authorizing the daily release of the portfolio holdings. The Fund may provide nonpublic portfolio holdings information to RMCI and its affiliates. RMCI may distribute or authorize the distribution of the Fund’s portfolio holdings that are not yet publicly available to RMCI’s employees and affiliates that provide services to the Fund and require this information to fulfill their contractual duties relating to the Fund. To address possible conflicts between the interests of Fund shareholders and those of the RMCI and its affiliates, no consideration may be received by the Fund, RMCI or its affiliates or any of their employees in connection with the disclosure of portfolio holdings information.  In addition, persons approved to receive nonpublic portfolio holdings information will receive it only as often as necessary for the purpose for which it is provided. The Trust, RMCI and Resrv Partners, Inc. (“Resrv” or the “Distributor”) have also adopted a Code of Ethics that prohibits revealing information relating to the Fund’s portfolio or activities except to the Trust, RMCI, RMC and Resrv, establishes guidelines and procedures to identify and prevent persons

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who may have knowledge of the Trust’s investments and investment intentions from breaching their fiduciary duties, and deals with other situations that may pose a conflict of interest or a potential conflict of interest. The Code of Ethics does not cover transactions in debt securities issued by the U.S. government or its agencies or instrumentalities, bankers’ acceptances, bank certificates of deposit, commercial paper, high-quality short-term debt instruments including repurchase agreements, stock indices, shares of registered open-end investment companies (mutual funds)(other than Reportable Funds, as defined by the Code of Ethics) or exchange-traded funds, other than those organized as unit investment trusts. An Access Person, as defined by the Code of Ethics, may only engage in personal securities transactions in accordance with the procedures and guidelines established under the Policies And Procedures Concerning the Misuse of Material Non-Public Information (the “Insider Trading Policy”).  The employees, affiliates and subsidiaries of the Trust, RMCI and Resrv must annually certify to compliance with the Code of Ethics and the Insider Trading Policy.

Any nonpublic portfolio holdings information made to entities other than RMCI and its affiliates will be reviewed by the Chief Compliance Officer (“CCO”) prior to any release of the portfolio holdings information. The CCO will approve the furnishing of nonpublic portfolio holdings information to a third party only if she/he considers the furnishing of such information to be in the best interests of the Fund and its shareholders. There are no ongoing arrangements with third parties to make available information about the Fund’s portfolio holdings that is not publicly available.

The Fund does not expect to disclose information about the Fund’s portfolio holdings that is not publicly available to individual and institutional investors, to intermediaries that distribute the Fund’s shares or to any other third party. The Fund may provide nonpublic portfolio holdings information to publications that rate, rank or otherwise categorize investment companies.

The Board receives and reviews quarterly reports on the operation and effectiveness of the portfolio holdings policy.

Security Allocation.  When orders to purchase or sell the same security on identical terms are simultaneously placed for the Fund and other investment companies managed by the Adviser, the transactions are allocated as to amount in accordance with the amount of the order placed for the Fund.  The Adviser may not always be able to purchase or sell a security on identical terms for all funds affected.

Management of the Trust

The Board is responsible for the management and supervision of the Fund.  The Trustees approve all material agreements between the Fund and the Fund’s service providers.

The Board has an Audit Committee, a Nominating Committee and a Valuation Committee.  The Audit Committee consists of Trustees who are not “interested persons” of the Fund as defined in the Investment Company Act (the “Independent Trustees”).  The Audit Committee reviews the Fund’s compliance procedures and practices, oversees its accounting and financial reporting policies and practices and oversees the quality and objectivity of its financial statements and the independent audit thereof.  The Audit Committee is comprised of Messrs. Montgoris and Artinian and Ms. Albicocco.  Mr. Montgoris and Ms. Albicocco have been determined to meet the qualifications of audit committee financial experts.  The Nominating Committee is comprised of Messrs. Montgoris and Ehlert and evaluates the qualifications of candidates and nominates individuals to serve as Independent Trustees when required.  While the Nominating Committee is solely responsible for the selection and nomination of the Independent Trustees, it may consider nominations for the office of Trustee made by Fund shareholders or by management in the same manner as it deems appropriate.  Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund, include all appropriate biographical information and set forth the qualifications of the proposed nominee.   The Secretary of the Fund will forward all nominations received to the Nominating Committee.  The Valuation Committee, which is comprised of at least two Trustees at all times, one of whom must be an Independent Trustee, oversees the Fund’s valuation procedures.  The Audit Committee met five (5) times, and the Nominating Committee and the Valuation Committee both did not meet, during the fiscal year ended March 31, 2008.  The Valuation Committee is comprised of Messrs. Bent and Ehlert.

Biographical Information.  Biographical information relating to the Independent Trustees, the Officers of the Fund and the Trustee who is an “interested person” of the Fund, as defined in the Investment Company Act (the “Interested Trustee”), is set forth below.  The Trustees and the Officers of the Fund oversee five registered investment companies, with 23 portfolios, in the Reserve fund family.

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Name, Address, Age	Positions With the Fund	Term of Office** and Length of Service	Principal Occupations during the Last Five Years and Other Directorships

Interested Trustee

Bruce R. Bent†*# Age: 71 The Reserve 1250 Broadway New York, NY 10001	Chairman, President, Treasurer and Trustee	Trustee since inception Chairman since 2000

President of Reserve Management Company, Inc. (“RMCI”), Chairman of Reserve Management Corporation (“RMC”) and Chairman of Resrv Partners, Inc. (“Resrv”) since 2000; Chairman and Director of Reserve International Liquidity Fund Ltd. since 1990. Co-founder of The Reserve Fund in 1970; officer thereof since 1970.

Independent Trustees

Edwin Ehlert, Jr. Age: 77 The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee Since Inception	Retired. President of Premier Resources, Inc. (meeting management firm) since 1987; Trustee of other Reserve funds.

William E. Viklund Age: 68 The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee since Inception	Retired since 1996; Trustee of other Reserve funds.

William J. Montgoris Age: 61 The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee Since Inception

Retired since 1999; Director of Stage Stores, Inc. (retailing) since 2004; Director of OfficeMax, Inc. (consumer goods/office supplies) since 2007; Director of Carters Inc. (consumer goods/apparel) since 2007; Trustee of other Reserve funds.

Frank J. Stalzer Age: 51 The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee Since Inception	President of Astrex Electronics since 2006; Vice President and GM of Arrow/Zeus from 2004 to 2005; Vice President of Marketing of Arrow/Zeus from 2002 to 2004; Trustee of other Reserve funds.

Ronald J. Artinian Age: 60 The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee Since Inception	Private investor since 1998; Director of First Real Estate Investment Trust of New Jersey since 1992; Director of NYMagic, Inc. (insurance) since 2008; Trustee of other Reserve funds.

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Santa Albicocco Age: 57 The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee Since Inception	Board Member of the New York State Banking Board from 1998 to 2004; Department County Executive for Finance - County of Nassau, NY; Trustee of other Reserve funds.

Stephen P. Zieniewicz Age: 48 The Reserve 1250 Broadway New York, NY 10001	Trustee	Trustee Since Inception

Executive Director - University of Washington Medical Center since 2007; Chief Operating Officer - Saint Louis University Hospital from 2004 to 2007; Vice President Support Services - South Nassau Communities Hospital from 2001 to 2004; Trustee of other Reserve funds.

Officers Who Are Not Trustees

Bruce R. Bent II†# Age: 42 The Reserve 1250 Broadway New York, NY 10001	Co-Chief Executive Officer, Senior Vice President and Assistant Treasurer	Senior Vice President and Assistant Secretary since 2000, Co-Chief Executive Officer since 2005.

Senior Vice President, Secretary and Assistant Treasurer of RMCI, Senior Vice President, Secretary and Assistant Treasurer of RMC, and Secretary, Assistant Treasurer and Director of Resrv since 2000; Former Trustee of Trusts in The Reserve fund complex.

Arthur T. Bent III†# Age: 40 The Reserve 1250 Broadway New York, NY 10001	Co-Chief Executive Officer, Senior Vice President and Assistant Secretary	Assistant Treasurer since 2000, Co-Chief Executive Officer and Senior Vice President since 2005.

Chief Operating Officer, Treasurer, Senior Vice President and Assistant Secretary of RMCI, President, Treasurer and Assistant Secretary of RMC, and Treasurer, Assistant Secretary and Director of Resrv since 2000.

Patrick J. Farrell Age: 48 The Reserve 1250 Broadway New York, NY 10001	Chief Financial Officer	Chief Financial Officer since 2006.

Chief Financial Officer of RMCI and its affiliates since 2006; Chief Financial Officer, Treasurer and Assistant Secretary of the MainStay Funds, Eclipse Funds, and MainStay VP Funds; Principal Financial Officer – McMorgan Funds; Managing Director New York Life Investment Management from 2001 to 2005.

Christina Massaro Age: 41 The Reserve 1250 Broadway New York, NY 10001	Chief Compliance Officer	Chief Compliance Officer since 2005

Chief Compliance Officer of the Fund, RMCI and Resrv since 2005; Anti-Money Laundering Compliance Officer of RMCI and Resrv since 2006; Chief Compliance Officer from 2001 to 2005 and Anti-Money Laundering Compliance Officer from 2002 to 2005 of Maxcor Financial Inc. and Maxcor Financial Asset Management.

Catherine Crowley Age : 54 The Reserve 1250 Broadway New York, NY 10001	Secretary	Secretary since 2007.	General Counsel, RMCI since 2007; Senior Vice President, Secretary-RMC since 2007; Senior Vice President, Associate General Counsel-J.P. Morgan Chase, October 1986-April 2004.

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*  Mr. Bruce Bent is an “interested person” of the Fund as defined in Section 2(a) (19) of the Investment Company Act, due to his positions with RMC, RMCI and Resrv.

**  Each Trustee shall hold office until he/she resigns, is removed or until his successor is duly elected and qualified. A Trustee shall retire upon attaining the age of seventy-five (75) years, unless extended by a vote of the Independent Trustees. Trustees need not be shareholders. Officers hold their positions with the Trust until a successor has been duly elected and qualified.

†  Mr. Bruce R. Bent, Mr. Bruce R. Bent II and Mr. Arthur T. Bent II also serve as officers to an unregistered fund advised by the Investment Adviser.

# Mr. Bruce R. Bent is the father of Mr. Bruce R. Bent II and Mr. Arthur T. Bent III.

Trustee Share Ownership.  As of December 31, 2007, the Trustees’ beneficial ownership of the equity securities of the Fund and other registered investment companies in the Reserve/Hallmark fund complex overseen by each Trustee (the “Supervised Funds”) are indicated below:

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AGGREGATE DOLLAR
RANGE OF EQUITY
SECURITIES IN THE FUNDS

Name*	Treasury & Repo Fund	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL SUPERVISED FUNDS
INTERESTED TRUSTEES:
Bruce R. Bent	None	Over $100,000

INDEPENDENT TRUSTEES:
Edwin Ehlert, Jr.	None	Over $100,000
William E. Viklund	None	$50,001-$100,000
Joseph Donnelly*	None	$10,001-$50,000
William J. Montgoris	None	$50,001-$100,000
Frank Stalzer	None	$50,001-$100,000
Ronald J. Artinian	None	$10,001-$50,000
Santa Albicocco	None	$10,001-$50,000
Stephen P. Zieniewicz	None	$10,001-$50,000

*Resigned June 12, 2008

As of July 10, 2008, neither the Independent Trustees nor any of their immediate family members owned beneficially or of record any securities of the Adviser, Resrv or an entity controlling, controlled by or under common control with the Adviser or Resrv.

Compensation of Trustees.  The Independent Trustees are paid a fee of $3,500 for each Board meeting of the Trust that they attend in person, a fee of $1,000 for each joint telephonic meeting of the Trust that they participate in, and an annual fee of $40,000 for service to all of the trusts in the Reserve family of fund complex and reimbursement for any out-of-pocket expenses of attending meetings.  These fees and expenses are allocated among the funds in the Reserve fund complex on the basis of each fund’s relative net assets.  The Trustees do not receive any pension or retirement benefits.  The Audit Committee members receive an annual committee fee of $2,000 and a fee of $1,000 for each telephonic meeting of the Audit Committee that they participate in that is held separately from a Board meeting.  Mr. Montgoris and Ms. Albicocco receive an annual fee of $25,000 for their services as audit committee financial experts for the trusts for which they serve as such.

For the fiscal year ended March 31, 2008, the Independent Trustees received the following compensation from the Fund and Supervised Funds. Mr. Bruce Bent does not receive compensation from any of the Funds.

Name*	Treasury & Repo Fund	Compensation from all Reserve/Hallmark Funds*
Interested Trustees:
Bruce R. Bent	$0	$0

Independent Trustees:
Edwin Ehlert, Jr.	$0	$57,000
William E. Viklund	$0	$55,000
Joseph D. Donnelly**	$0	$55,000
William J. Montgoris	$0	$83,000
Frank Stalzer	$0	$52,500
Ronald J. Artinian	$0	$57,000
Santa Albicocco	$0	$76,750
Stephen P. Zieniewicz	$0	$55,833

*Each Trustee serves on the Board of Trustees of five registered investment companies, which encompass a total of 23 portfolios.

** Resigned June 12, 2008

As of July 1, 2008, the Trustees and Officers, in the aggregate, owned less than 1% of any class of the Fund.

Under the Declaration of Trust, the Trustees and Officers are entitled to be indemnified by the Trust to the fullest extent

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permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as a Trustee or Officer of the Trust.  Neither Mr. Bent nor the Officers (other than the CCO) of the Fund receive any compensation from the Trust or the Fund.

Code Of Ethics.  The Trust, the Adviser and Resrv have adopted a Code of Ethics, conforming to the requirements of the Investment Company Act.  The purpose of the Code of Ethics is to establish guidelines and procedures to identify and prevent persons who may have knowledge of the Trust’s investments and investment intentions from breaching their fiduciary duties and to deal with other situations that may pose a conflict of interest or a potential conflict of interest.  Additionally, federal securities laws require advisers and others to adopt policies and procedures to identify and prevent the misuse of material, non-public information.  Therefore, the Trust has developed and adopted an Insider Trading Policy that applies to all employees, affiliates and subsidiaries.  Under the Code of Ethics, an Access Person may only engage in personal securities transactions in accordance with the procedures and guidelines established.  The Code of Ethics does not cover transactions in debt securities issued by the U.S. government or its agencies or instrumentalities, bankers’ acceptances, bank certificates of deposit, commercial paper, high-quality short-term debt instruments including repurchase agreements, stock indices, shares of registered open-end investment companies (mutual funds) (other than Reportable Funds, as defined by the Code of Ethics) or exchange-traded funds, other than those organized as unit investment trusts.

Principal Shareholders.  As of July 1, 2008, no persons or entities owned of record, or were known to own beneficially, 5% or more of any Class of the outstanding shares of the Fund.

Name and Address of Beneficial Owner	Class	Percentage

RESERVE MANAGEMENT CORP. 1250 BROADWAY NEW YORK, NY 10001	Institutional	100

RESERVE MANAGEMENT CORP. 1250 BROADWAY NEW YORK, NY 10001	Liquidity Class I	100

RESERVE MANAGEMENT CORP. 1250 BROADWAY NEW YORK, NY 10001	R	100

Persons or organizations beneficially owning, either directly or through one or more controlled companies, 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the Investment Company Act) the Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of the Fund for their approval.  As of July 1, 2008, no person or organization was a control person of the Fund.

Investment Management Arrangements

RMCI, located at 1250 Broadway, New York, NY 10001-3701, serves as the investment adviser to the Trust.  Bruce R. Bent, Bruce R. Bent II and Arthur T. Bent III are each considered a “controlling person” of RMCI based on their direct and indirect securities ownership.

Investment Management Agreement.  The Trust, on behalf of the Fund, has entered into an Investment Management Agreement with the Adviser (the “Management Agreement”), which provides for a comprehensive management fee structure.  Under the Management Agreement, RMCI manages the Fund’s investments in accordance with its investment objective and policies, subject to the overall supervision of the Trustees.

Under the terms of the Management Agreement, RMCI is paid a comprehensive management fee (the “Management Fee”), which includes the advisory fee (0.08% of each Class’s average daily net assets), all administrative and customary operating expenses of the Fund, as well as shareholder liaison services (such as responding to inquiries and providing information on investments), record keeping charges, accounting expenses, transfer agent costs, and the expenses of preparing, printing and mailing shareholder reports and prospectuses.  Excluded from the definition of operating and other expenses are interest charges, taxes, brokerage fees and commissions, extraordinary legal and accounting fees and other extraordinary expenses including expenses incurred in connection with litigation proceedings, other claims and the legal obligations of the Trust to indemnify its trustees, officers, employees, shareholders, distributors and other agents of the Trust, payments made pursuant to the Trust’s distribution plans under Rule 12b-1 of the Investment Company Act, the compensation of the chief compliance officer and related expenses, and the fees and expenses of the Independent Trustees including the fees of the independent counsel of the Independent Trustees.   The Fund will pay its direct or allocated share of applicable expenses.  The Management Fee is paid on the average daily net assets of the Fund according to the following schedule:

Class R	Investor Class III	Investor Class II	Investor Class I	Class Treasurer’s Trust	Liquidity Class V	Liquidity Class IV	Liquidity Class III	Liquidity Class II	Liquidity Class I	Class Institutional
0.81%	0.76%	0.56%	0.51%	0.61%	0.46%	0.36%	0.26%	0.21%	0.16%	0.13%

The Management Agreement is renewed annually if approved by the Trustees and by a separate vote of a majority of the Independent Trustees.  The Investment Management Agreement may be terminated without penalty upon sixty (60) days’ written notice by RMCI or by a vote of the Trustees or of a majority of the outstanding voting shares of the Fund.

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From time to time, RMCI may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund that would have the effect of lowering the Fund expense ratio and increasing yield to investors at the time such amounts are assumed or waived, as the case may be.  RMCI may also make such advertising and promotional expenditures, and payments to financial intermediaries using its own resources, as it from time to time deems appropriate.  RMCI received the following aggregate management fees and waived in the amount shown for the fiscal years indicated:

Year ended March 31,	Management Fee	Fee Waiver
2006	N/A	N/A
2007	N/A	N/A
2008	N/A	N/A

Distribution Arrangements

Distribution Plans.  The Trust has adopted distribution plans under Rule 12b-1 of the Investment Company Act (each a “Distribution Plan” and together the “Distribution Plans”) with respect to Investor Class I, Investor Class II, Investor Class III and Class R shares of the Fund.  Under its respective Distribution Plan, the Fund pays distribution (12b-1) fees of 0.25% on the average daily net assets of those Classes at the rates indicated regardless of the amount of expenses incurred.

Resrv uses distribution (12b-1) fees to pay brokers, financial institutions and other financial intermediaries (“Intermediaries”) for services to the Fund’s Investor Class I, Investor Class II, Investor Class III and Class R shareholder accounts (“qualifying accounts”).  Such services may include, but are not limited to, the establishment of shareholder accounts, delivering prospectuses to prospective investors and processing automatic investments in Fund shares from the Intermediary’s clients’ accounts.  Substantially all such payments are paid to Intermediaries for distribution and shareholder liaison services.

The Fund may use a portion of the distribution payments to pay for sales materials or other promotional activities directly.  The Trust’s Chief Financial Officer or Treasurer reports the amounts and uses of distribution payments to the Board quarterly and in connection with the Trustees’ annual consideration of the renewal of the Distribution Plans and related agreements.  The Trustees have determined that there is a reasonable likelihood that the Distribution Plans will benefit the Fund and its shareholders.  The Fund paid the following fees under its Distribution Plan for the periods indicated:

March 31, 2006	March 31, 2007	March 31, 2008
N/A	N/A	N/A

Distribution Agreement.  The Trust, on behalf of the Fund, has entered into a distribution agreement with Resrv, an affiliate of RMCI (the “Distribution Agreement”) for the distribution of the Fund’s shares.  Resrv, located at 1250 Broadway, New York, NY 10001, acts as the “principal underwriter” for the Fund, and as such arranges for the continuous offering of shares.  The Distributor has the right to enter into selected dealer agreements with Intermediaries of its choice for the sale of Fund shares.  Resrv’s principal business is the distribution of mutual fund shares.

In addition to the amounts paid under the Distribution Agreement and the Distribution Plans, RMCI may, at its discretion, pay an Intermediary amounts from its own resources, including amounts paid to it under the Management Agreement.  The rate of any additional amounts that may be paid will be based on the analysis by RMCI of the contribution that the Intermediary makes to the Fund by increasing assets under management and reducing expense ratios, the costs that the Fund might bear if such services were provided directly by the Fund or by another entity, and the possibility of assets being withdrawn from the Fund with a corresponding increase in the Fund’s expense ratio.  The amounts paid, which can vary by Intermediary, can be used by the Intermediary to offset its costs associated with account maintenance support, statement preparation, and transaction processing and other shareholder support services.  Amounts paid by RMCI to Intermediaries, which vary by class of shares, represent a substantial portion of the amount received by RMCI under the Management Agreement.  In addition to amounts paid under Distribution Plans or by RMCI, an Intermediary may charge a fee for its services directly to its clients.  To the extent Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, RMCI and its affiliates benefit from the incremental management and other fees paid to RMCI and its affiliates by the Fund with respect to those assets.

Approval Of Distribution Arrangements.  The Distribution Plan and the Distribution Agreement may be renewed from year to year, if approved by the Trustees and by a majority of the Independent Trustees who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for the purpose of voting on such renewal.  All material amendments to a Distribution Plan must be approved by a vote of the Trustees and of the Independent Trustees, cast in person at a meeting called for the purpose of such vote.  The Distribution Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval.  The Distribution Plan and Distribution Agreement may be terminated at any time by a vote of the majority of the outstanding voting securities of the Fund, or by a vote of the Independent Trustees.  The Distribution Agreement will terminate automatically in the event of its assignment.

Other Service Providers

Transfer Agent.  The Trust acts as its own transfer and dividend-paying agent.

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Custodian. State Street Bank and Trust Company, 2 Avenue De Lafayette, Boston, MA 02111, is the custodian of the assets of the Fund pursuant to an agreement with the Trust on behalf of the Fund.

Independent Registered Public Accounting Firm.  The Audit Committee has selected KPMG LLP, 345 Park Avenue, New York, NY 10154, as the Trust’s independent registered public accounting firm.

How to Buy and Sell Shares

Information relating to the calculation of net asset value and to the purchase and redemption of shares is located in the Prospectus.

Shareholder Services

In addition to the shareholder services described in the Prospectus, the following services are available to investors in Class Treasurer’s Trust, Investor Class I, Investor Class II, Investor Class III and Class R:

Reserve Cash Performance Account.  The Reserve Cash Performance Account (“Reserve CPA”) and the Reserve Cash Performance Account Plus (“Reserve CPA “Plus”“) provide a comprehensive package of additional services to investors.  These packages provide a checking arrangement whereby checks are provided to Fund shareholders.  By completing the application or a signature card (for existing accounts) and certain other documentation, you can write checks in any amount against your account.  Redemptions by check lengthen the time your money earns dividends, since redemptions are not made until the check is processed by the Fund.  Because of this, you cannot write a check to completely liquidate your account, nor may a check be presented for certification or immediate payment.  Your checks will be returned and a fee charged if they are postdated, contain an irregularity in the signature, amount or otherwise, or are written against accounts with insufficient or uncollected funds.  All transaction activity, including check redemptions, will be reported on your account statement.  Checking may not be available to clients of some Intermediaries.

A VISA Check Card is also available with these packages.  There is a $10 annual fee for the VISA Check Card to Reserve CPA investors.  There is no additional fee for Reserve CPA “Plus” investors.  The VISA Check Card functions exactly as a conventional VISA credit card does, except that the cardholder’s account is automatically charged for all purchases and cash advances, thus eliminating monthly finance charges.  You may also use your VISA Check Card to get cash at ATMs.

Investors have a choice of receiving a cash rebate, currently 1%, on all VISA purchases which is credited to their account or, for an additional annual fee of $35, participating in the Reserve Airline Rewards Program.  As with the checking facility, VISA charges are paid by liquidating shares in your account, but any charges that exceed the balance at the time they are presented will be rejected.  VISA Check Card issuance is subject to credit approval.  The Trust, VISA or the bank may reject any application for checks or debit cards and may terminate an account at any time.  Conditions for obtaining a VISA Check Card may be altered or waived by the Fund either generally or in specific instances.  The checks and VISA Check Card are intended to provide investors with easy access to their account balances.

Participants should refer to the VISA Account Shareholder Agreement for complete information regarding responsibilities and liabilities with respect to the VISA Check Card.  If a card is lost or stolen, the cardholder should report the loss immediately by telephoning the issuing bank, currently JPMorgan Chase at 800-VISA-911, which can be reached 24 hours a day, seven (7) days a week, or by telephoning the Fund at 800-637-1700 or 212-401-5500 on Monday through Friday, 8:30 AM to 6:00 PM, Eastern Time.

For more information regarding features of the Reserve CPA and Reserve CPA “Plus” packages, as well as the Terms & Conditions of the Reserve Airline Rewards Program, please call The Reserve at 800-637-1700.  The Fund will charge a nonrefundable annual Reserve CPA “Plus” service fee, currently $60, which may be charged to the account at the rate of $5 monthly.  Reserve CPA and Reserve CPA “Plus” participants will be charged for specific costs incurred in placing stop payment orders, obtaining check copies and processing returned checks.  These fees may be changed at any time upon 30 days’ notice to participants.  In addition, Intermediaries in this program may charge their own additional service fees and may establish their own minimum check amount.

The use of checks and VISA Check Cards by participants will be subject to the terms of the Reserve CPA Application and the VISA Account Shareholder Agreement.

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Dividends and Taxes

The Fund ordinarily declares dividends from its daily net investment income (and net short-term capital gains, if any) on each day the Exchange and The Reserve are open for business. The Fund’s earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day.  If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains un-cashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at NAV.  No interest will accrue on amounts represented by un-cashed distribution or redemption checks.

Taxes.  The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”), so long as such qualification is in the best interests of shareholders.  Such qualification relieves the Fund of any liability for federal income tax to the extent its earnings and gains, if any, are distributed in accordance with applicable provisions of the Code.  If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation subject to federal income tax, and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders.

In order to qualify as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the Fund holds 20% or more of the voting securities and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the preceding year.  While the Fund intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax.  In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as “ordinary income dividends”) will be taxable to a U.S. shareholder as ordinary income.  For taxable years beginning on or before December 31, 2010, however, a certain portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates.  However, to the extent the Fund’s distributions are derived from income on debt securities and short-term capital gain, such distributions will not constitute “qualified dividend income.”  Thus, ordinary income dividends paid by the Fund generally will not be eligible for taxation at the reduced rates.  Similarly, because no portion of the Fund’s income is expected to consist of dividends paid by U.S. corporations, no portion of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction.  Distributions of net capital gains, if any, designated as long-term capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund’s shares.  Distributions in excess of the Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares, and any amount in excess of such basis will constitute capital gain to such shareholder (assuming the shares are held as a capital asset).

Ordinary income and capital gain dividends are taxable to shareholders as described even if they are reinvested in additional shares of the Fund.  Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the NAV of a share of the Fund on the reinvestment date.  If the Fund pays a dividend

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in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.  Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a Report as to the NAV of those shares.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss.  However, gain derived by the Fund from the disposition of any market discount bonds (i.e., bonds purchased other than at original issue, where the face value of the bonds exceeds their purchase price) held by the Fund generally will be taxed as ordinary income to the extent of the accrued market discount on the bonds, unless the Fund elects to include the market discount in income as it accrues.

In the event that the Fund fails to maintain a constant NAV per share, upon the sale or other disposition of shares of the Fund, a shareholder may realize a taxable gain or loss.  Such gain or loss will be a capital gain or loss which, if the shares were held as capital assets, will be long-term or short-term generally depending upon the shareholder’s holding period for the shares.  A loss realized on a sale or exchange of the Fund’s shares will be disallowed if other shares of the Fund are acquired (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or fewer will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares.

The Fund is currently required by federal law to withhold 28% of dividends and other distributions that are subject to federal income tax if (i) a correct and certified Taxpayer Identification Number (“TIN”) is not provided for your account, (ii) you fail to certify that you have not been notified by the IRS that you undereported taxable interest or dividend payments, or (iii) the Fund is notified by the IRS (or a broker) that the TIN provided is incorrect or you are otherwise subject to backup withholding.  Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.  Backup withholding is not an additional tax.  Amounts withheld and forwarded to the IRS can be credited as a payment of tax when completing your federal income tax return.  For individual shareholders, the TIN is the shareholder’s social security number.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

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The foregoing is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund.  This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules.  Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund.  The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

PROXY VOTING

The Trustees have delegated proxy voting authority, in regard to the Fund’s portfolio securities, to RMCI.  In accordance with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, RMCI has adopted and implemented the proxy voting policy and procedures set forth in Appendix B to this SAI with respect to the Trust.  RMCI believes that the policy and procedures ensure that such proxies are voted in the best interests of the Fund and their shareholders, in accordance with its fiduciary duties and applicable rules and regulations.

RMCI’s proxy voting policies and procedures, as well as information about how a particular proxy was voted for the most recent 12 month period ended June 30 will be available upon request.  Please contact The Reserve, 1250 Broadway, New York, NY 10001-3701, Attn: Client Services or call 800-637-1700 to request a copy.  This information will also be available at SEC’s website at http://www.sec.gov.

Information About the Trust

The Reserve Fund’s Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest that may be issued in any number of series (funds) and/or classes.  Shares issued will be fully paid and non-assessable and will have no preemptive rights.  The shareholders of the Fund are entitled to a full vote for each full share held (and fractional votes for fractional shares) and have equal rights to earnings, dividends, and redemptions.  The Trustees do not intend to hold annual meetings but will call such special meetings of shareholders as may be required under the Investment Company Act or by the Declaration of Trust.

Further, the Trust is allowed to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund.  If they deem it advisable and in the best interests of shareholders, the Trustees may classify or reclassify any unissued shares of the Fund by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms and conditions of redemption of the shares.  Any such changes must comply with all applicable state and federal securities laws that require that each class be preferred over all other classes in respect to assets specifically allocated to such class.  Upon liquidation of the Fund, shareholders are entitled to share, pro rata, in the net assets of their respective class Fund shares available for distribution to such shareholders.  It is possible, although considered highly unlikely in view of the method of operation of mutual funds, that should the assets of one class of shares be insufficient to satisfy its liabilities, the assets of another class could be subject to claims arising from the operations of the first class of shares.

Each share has one vote except that if a class is separately affected by a matter requiring shareholder vote, each class will vote separately on such matters.  Shares of all classes vote together for the election of Trustees and have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees could elect all Trustees if they so choose, and in such event the holders of the remaining shares could not elect any person to the Board.  All consideration received by the Trust for shares of the Fund and/or classes and all assets in which such consideration is invested will belong to that Fund and/or class (subject only to rights of the creditors of the Fund) and will be subject to the liabilities related thereto.  The income attributable to, and the expenses of, one series and/or class are treated separately from those of the other series and/or class.

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Financial Statements

The Treasury & Repo Fund had not yet commenced operations as of its fiscal year ended March 31, 2008, no financial information is available as of the date of this SAI.

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Appendix A

CREDIT RATINGS

The following are the rating designations of certain short-term instruments and issuers and their respective meanings.

Standard & Poor’s (“S&P”) Instruments with the greatest capacity for timely payment are rated A by S&P. Issues (including commercial paper) within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety regarding timely payment is strong; A-2 indicates that the capacity for timely repayment is satisfactory; A-3 indicates that capacity for timely payment is adequate, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.  S&P ratings with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity factors and market access risks unique to notes. SP-1, the highest note rating, indicates a strong capacity to pay principal and interest.  Issues that possess a very strong capacity to pay debt service will be given an “SP-1+” designation.  SP-2, the second highest note rating, indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Moody’s Investors Service, Inc. (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers (which includes issuers of commercial paper) to repay punctually.  Prime-1 issues have a superior capacity for repayment.  Prime-2 issues have a strong capacity for timely repayment, but to a lesser degree than Prime-1, Prime-3 issues have an acceptable capacity for repayment.

Moody’s highest rating for short-term notes is MIG1/VMIG1; MIG-1/VMIG-1 denotes “superior credit quality”, enjoying “highly reliable liquidity support” or “demonstrated broad-based access to the market for refinancing”; MIG2/VMIG2 denotes “strong credit quality” with margins of protection that are ample although not so large as MIG1/VMIG1.

Fitch Ratings (“Fitch”) employs the ratings F1 - F3 for short-term investment grade obligations (which includes commercial paper).  F1 denotes the highest credit quality.  It indicates the strongest capacity for timely payment of financial commitments.  A “+” may be appended to an F1 rating class to denote any exceptionally strong credit feature.  F2 denotes good credit quality.  It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.  F3 denotes fair credit quality.  It indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

Fitch Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

Fitch Individual Ratings are assigned only to banks.  ‘A’ denotes a very strong bank.  Characteristics may include outstanding profitability and balance sheet integrity, franchise, management, operating environment or prospects.  ‘B’ denotes a strong bank.  There are no major concerns regarding the bank.  Characteristics may include strong profitability and balance sheet integrity, franchise, management, operating environment or prospects.  “C’ denotes an adequate bank, which, however, possesses one or more troublesome aspects.  There may be some concerns regarding its profitability and balance sheet integrity, franchise, management, operating environment or prospects.

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Appendix B

RESERVE MANAGEMENT COMPANY, INC

PROXY VOTING POLICY AND PROCEDURES

I.                                         POLICY

Reserve Management Company, Inc. (the “Adviser”) acts as investment adviser for the various series of The Reserve funds, registered investment companies, referred to collectively as the “Funds”.  The Adviser has full authority to vote proxies on behalf of each Fund.  Although the Funds do not invest in corporate securities, they may on occasion invest in affiliated or other mutual funds which may issue proxies from time to time.  Therefore, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its authority in accordance with this Policy and Procedures.

When voting proxies for the Funds, the Adviser’s utmost concern is that all decisions be made solely in the best interest of each Fund.  The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of each Fund’s account.

II.                                     PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

III.                                 PROCEDURES

The Portfolio Manager of each Fund (each a “Portfolio Manager”) is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of each Fund’s best interests.  Although many proxy proposals can be voted in accordance with the Funds’ established guidelines (see Section V. below, “Guidelines”), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

A.                                    Conflicts of Interest

Where a proxy proposal raises a material conflict between the Adviser’s interests and an interest of any Fund, the Adviser will resolve such a conflict in the manner described below:

1.                                       Vote in Accordance with the Guidelines.  To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2.                                       Obtain Consent. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to each affected Fund and obtain consent to the proposed vote prior to voting the securities.  The disclosure will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict such that each affected Fund would be able to make an informed decision regarding the vote.  If a Fund does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that Fund’s account.

Each Portfolio Manager will review the proxy proposal for conflicts of interest as part of the overall vote review process.  All material conflicts of interest so identified by the Adviser will be addressed as described above in this Section III.A.

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B.                                    Limitations

In certain circumstances, in accordance with a Fund’s investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the Fund’s best interest, the Adviser will not vote proxies received.  The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.                                       Fund Maintains Proxy Voting Authority: Where a Fund specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Fund.  If any proxy material is received by the Adviser, it will promptly be forwarded to the Fund or specified third party.

2.                                       Terminated Account:  Once a Fund account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination.  However, the Fund may specify in writing that proxies should be directed to the Fund (or a specified third party) for action.

3.                                       Limited Value:  If the Adviser determines that the value of a Fund’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a Fund’s proxies.  The Adviser also will not vote proxies received for securities which are no longer held by the Fund’s account.  In addition, the Adviser generally will not vote securities where the economic value of the securities in the Fund account is less than $500.

4.                                       Securities Lending Programs:  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the Fund’s account, the Adviser may recall the security for purposes of voting, subject to the securities lending agreements with the Funds’ custodian in place at that time.

5.                                       Unjustifiable Costs:  In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a Fund’s proxy would exceed any anticipated benefits to the Fund of the proxy proposal.

IV.                              RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding securities held by the Fund (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of each Fund; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to the Funds regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform each Fund as to how they may obtain information on how the Adviser voted proxies with respect to securities held by each Fund.  Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser.  The Adviser will coordinate with each Fund to assist in the provision of all information required to be filed on Form N-PX.

V.                                  PROXY VOTING GUIDELINES

Each proxy issue will be considered individually.  The following guidelines are a partial list, do not include all potential voting issues and are to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.  The Adviser is instructed to vote all proxies in accordance with these guidelines, except as otherwise instructed.  However, because proxy issues and the circumstances of individual companies are so varied, there may be instances when proxies may not be voted in strict adherence to these guidelines.

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The following guidelines are grouped according to the types of proposals generally presented to stockholders.  Part A deals with proposals that have been approved and recommended by the company’s board of directors.  Part B deals with proposals submitted by stockholders for inclusion in proxy statements.  Part C addresses unique considerations pertaining to foreign issuers.

A.                                    Board Approved Proposals

The vast majority of matters presented to stockholders relate to proposals made by the issuer itself.  These proposals have been approved and recommended by the issuer’s board of directors.  The Funds fully support the enhanced corporate governance practices being implemented and intend to hold corporate boards accountable for their actions in promoting stockholder interests.  Accordingly, the Funds’ proxies will generally be voted for board-approved proposals, except as follows:

a.                                       The Funds will withhold votes for any nominee for director who is considered independent by the company but who has received compensation from the company other than for service as a director (such as for investment banking, consulting, legal or financial advisory services).

b.                                      The Funds will vote on a case-by-case basis in contested elections of directors and on proposals to classify a board of directors.

The Funds will vote on a case-by-case basis on board approved proposals:

•                  relating to executive compensation.

•                  relating to changes in a company’s capitalization.

•                  relating to acquisitions, mergers, re-incorporations, reorganizations and other similar transactions.

•                  to adopt any form of anti-takeover measures.

•                  to amend a company’s charter or bylaws (except for charter amendments which are necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

•                  on other business matters where the Funds are otherwise withholding votes for the entire board of directors.

B.                                    Stockholder Proposals

The Securities and Exchange Commission regulations permit stockholders to submit proposals for inclusion in a company’s proxy statement.  These proposals often seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations.  The Funds will vote on a case-by-case basis on all shareholder proposals.

C.                                    Voting Shares of Foreign Issuers

Because foreign issuers are incorporated outside of the United States, protection for shareholders may vary significantly from jurisdiction to jurisdiction.  Laws governing certain foreign issuers may provide substantially less protection for shareholders.  As a result, the above guidelines, which are premised on the existence of sound corporate governance and disclosure frameworks, may not be appropriate under some circumstances for foreign issuers.  Therefore, the Funds will vote proxies of foreign issuers on a case-by-case basis.

Approved as of March 6, 2008

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